1290 FUNDS – 1290 DOUBLELINE DYNAMIC ALLOCATION FUND

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 3, 2016

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of 1290 Funds - 1290 DoubleLine Dynamic Allocation Fund (“Trust”), dated March 3, 2016. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information relating to a change to the Automatic Bank Draft Plan.

The paragraph entitled “Automatic Bank Draft Plan.” in the “Purchase, Redemption and Pricing of Shares - Services for Investors” section of the SAI is hereby deleted in its entirety and replaced with the following:

Automatic Bank Draft Plan.

An automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500 for Class A and Class C shares. Forms authorizing this service for eligible classes of shares are available from the 1290 Funds. The Automatic Bank Draft Plan is not available for Class R and Class I shares.